SECURITIES AND EXCHHANGE COMMISSION

                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to section 13 or 15 (d) of the Securities and Exchange Act of
     1934

     Date of Report (Date of earliest event reported):   July 27, 1998
                                                         -------------

                           SOURCE CAPITAL CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)

        Washington                  0-12199                  91-0853890
     -----------------            -----------           -------------------
     (State or other              (Commission              (IRS Employer
       jurisdiction               File Number)          Identification No.)
     of incorporation)

     1825 N. Hutchinson Road, Spokane, Washington                  99212
     --------------------------------------------                ----------
       (Address of principal executive offices)                  (Zip Code)

     Registrant's telephone number, including area code: (509) 928-0908
                                                         --------------
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     ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On July 27, 1998 Source Capital Corporation engaged the services of BDO Seidman, LLP as the Company's Auditors of record.


     SIGNATURES

     In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   SOURCE CAPITAL CORPORATION
                                   (Registrant)


     Date:  July 29, 1998     By:  /s/ Lester L. Clark
            --------------         --------------------------------------
                                   Lester L. Clark, Vice President,
                                   Treasurer and Secretary (Principal
                                   Accounting and Financial Officer)
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